UNITED STATES
SECURITIES and EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported)              July 20, 2010

FLUSHING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

001-33013
(Commission File Number)

DELAWARE
(State or other jurisdiction of incorporation)

11-3209278
(I.R.S. Employer Identification Number)

1979 MARCUS AVENUE, SUITE E140, LAKE SUCCESS, NEW YORK 11042
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Flushing Financial Corporation (the "Company") (Nasdaq: FFIC), the parent holding company for Flushing Savings Bank, FSB (the "Bank"), announced its financial results for the three and six months ended June 30, 2010. Attached as Exhibit 99.1 is the Company's press release dated July 20, 2010.

Item 9.01(d).	Exhibits

99.1.	Press release of Flushing Financial Corporation, dated July 20, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by

FLUSHING FINANCIAL CORPORATION
Date:	July 21, 2010	By:	/s/ David W. Fry
		Title:	Executive Vice President, Treasurer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit

99.1	Press release of Flushing Financial Corporation, dated July 20, 2010